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Braemar Hotels & Resorts Inc.

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NEWS RELEASE

Contact:	Justin Coe	Joe Calabrese
	Chief Accounting Officer	Financial Relations Board
	(888) 517-7456	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS THIRD QUARTER 2026 RESULTS

DALLAS, November 4, 2026 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2026. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2026 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2026 with the third quarter ended September 30, 2025 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

THIRD QUARTER 2026 FINANCIAL HIGHLIGHTS

Q3 HOTEL FINANCIAL HIGHLIGHTS

•      RevPAR: Comparable RevPAR for all hotels totaled $284, an increase of 14.4% over the prior year quarter, which is the second-highest Q3 comparable RevPAR in the Company’s history, trailing only the post-pandemic recovery in 2022. Comparable ADR increased 8.6% over the prior year quarter to $419, and Comparable Occupancy increased 5.3% over the prior year quarter to 67.9%. Comparable RevPAR for all hotels excluding the Four Seasons Resort Scottsdale, which was sold in October 2026, totaled $290, an increase of 15.9% over the prior year quarter, with ADR of $411 and occupancy of 70.6%.

•      Total RevPAR: Comparable Total RevPAR for all hotels increased 10.0% over the prior year quarter to $452, with comparable total hotel revenue up 9.9% to $95.2 million.

•      Urban Properties: Comparable RevPAR increased 23.3% to $211, and Comparable Hotel EBITDA increased 63.2% to $10.1 million, with Comparable Hotel EBITDA margin expanding 706 basis points to 24.3%.

•      Resort Properties: Comparable RevPAR increased 5.9% to $457, with Comparable ADR up 8.4% to $889.

•      Year-to-Date: Comparable RevPAR for the nine months ended September 30, 2026 increased 10.0% to $366. Comparable Hotel EBITDA was $93.0 million, up 14.9%, with Comparable Hotel EBITDA margin expanding 158 basis points to 26.0%.

•      Comparable Hotel EBITDA: $12.9 million for the quarter, up 20.7% over the prior year quarter. Comparable Hotel EBITDA margin expanded 122 basis points to 13.6%. Comparable Hotel EBITDA for all hotels excluding the Four Seasons Resort Scottsdale, which was sold in October 2026, totaled $14.0 million, an increase of 43.8% over the prior year quarter.

Braemar Hotels & Resorts Reports Third Quarter 2026 Results

November 4, 2026

Q3 FINANCIAL RESULTS

•      Net loss: Net loss attributable to common stockholders for the quarter was $240.9 million or ($3.51) per diluted share, compared with a net loss of $8.2 million or ($0.12) per diluted share in the prior year quarter, primarily due to the $480.0 million termination fee payable to our external advisor recorded during the quarter.

•      Adjusted EBITDAre: $3.9 million for the quarter, compared with $16.4 million in the prior year quarter, which included hotels that have since been sold. Due to the portfolio’s seasonality, the third quarter is traditionally the Company’s lowest-earning quarter of the year.

•      Adjusted funds from operations (AFFO): ($0.25) per diluted share for the quarter, compared with ($0.19) in the prior year quarter.

BALANCE SHEET & CAPITAL ALLOCATION

•      Cash: The Company ended the quarter with cash and cash equivalents of $78.9 million and restricted cash of $39.6 million. The vast majority of the restricted cash consists of manager-held reserves. At the end of the quarter, there was also $16.5 million due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.

•      Leverage: Net debt to gross assets was 33.3% at the end of the third quarter. All of the Company’s $624.4 million of indebtedness is non-recourse, and the trailing twelve-month Comparable Hotel EBITDA debt yield was 19.0%.

•      Capital investments: Capex invested during the quarter was $5.0 million.

•      Preferred redemptions: During the quarter, the Company redeemed approximately $5.0 million of its non-traded preferred stock in cash. Redeemable preferred stock redemptions payable totaled $63.5 million as of September 30, 2026.

•      Refinancing: On October 30, 2026, the Company refinanced its mortgage loan for the Ritz-Carlton Lake Tahoe, which had an existing outstanding balance of $43.4 million, a floating interest rate of SOFR + 3.25% and a final maturity date in January 2027. The new loan totals $60.0 million with an additional $15.0 million available to be drawn in the future subject to certain conditions, has a three-year initial term with two one-year extension options and provides for a floating interest rate of SOFR + 2.65%. With this financing now in place, the Company’s next hard debt maturity is not until December 2028.

Braemar Hotels & Resorts Reports Third Quarter 2026 Results

November 4, 2026

RECENT OPERATING HIGHLIGHTS

•	Following the recent conversion to Hilton’s LXR Hotels & Resorts collection, Cameo Beverly Hills delivered RevPAR growth of 82.8% over the prior year quarter.
•	The Notary Hotel delivered RevPAR of $176, an increase of approximately 33.9% over the prior year quarter, with Hotel EBITDA of approximately $3.9 million, an increase of 72.5% over the prior year quarter.
•	Sofitel Chicago Magnificent Mile delivered RevPAR of $276, an increase of approximately 18.0% over the prior year quarter, with Hotel EBITDA of approximately $4.7 million, an increase of 75.2% over the prior year quarter, and Hotel EBITDA margin expansion of 1,159 basis points to 34.9%.
•	The Ritz-Carlton Reserve Dorado Beach delivered RevPAR of $1,025, an increase of approximately 14.4% over the prior year quarter.
•	On July 14, 2026, the Company closed on the sale of the Ritz-Carlton Sarasota, the Hotel Yountville and the Bardessono Hotel and Spa for a total purchase price of $437.5 million in cash, subject to customary prorations and adjustments. In addition, on August 12, 2026, the Company closed on the sale of the Pier House Resort & Spa for $190.0 million ($1.3 million per key), subject to customary prorations and adjustments.
•	Subsequent to quarter end, on October 28, 2026, the Company closed on the previously announced sale of the Four Seasons Resort Scottsdale at Troon North for $372 million ($1.8 million per key), subject to customary prorations and adjustments. The sale price represents a 5.8% capitalization rate on net operating income for the trailing 12 months ended September 2026, including anticipated capital expenditures of $23 million. This investment generated an unlevered return of approximately 15%, significantly above our 10% minimum target.

“Our luxury portfolio delivered another quarter of double-digit RevPAR and Hotel EBITDA growth. Comparable RevPAR surged 14.4%—our strongest growth since the post-pandemic recovery in 2022 and another near-record result for the quarter—and comparable Hotel EBITDA increased 20.7%,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Growth was broad-based, with comparable ADR up 8.6% and comparable occupancy up 5.3%. We converted that top-line strength into strong profitability, with comparable Hotel EBITDA margin expanding 122 basis points, showcasing the earnings power of our resilient portfolio.

“With the closing of the sale of Four Seasons Resort Scottsdale, the final sale needed to complete our transition to self-management and pay the remaining fees owed to our external advisor, we remain on track to complete our transition to a self-managed REIT in mid-November. We are also excited about recently announcing that the Company’s Board of Directors intends to nominate seven new highly qualified and independent leaders for election at the Company’s 2026 Annual Meeting of Stockholders. We look forward to updating shareholders in the coming weeks as we continue to execute on our path to value creation for shareholders.”

Braemar Hotels & Resorts Reports Third Quarter 2026 Results

November 4, 2026

CAPITAL STRUCTURE

As of September 30, 2026, the Company had total assets of $1.2 billion and $624 million of loans. The Company’s total combined loans had a blended average interest rate of 7.25%. The Company had no fixed-rate debt outstanding, and none of its interest rate caps were in the money at quarter-end; accordingly, all of the Company’s debt was effectively floating rate.

DIVIDENDS

On October 16, 2026, the Company announced that its Board of Directors declared the following cash dividends:

•	Series B 5.5% Cumulative Convertible Preferred Stock: $0.3438 per share, payable January 15, 2027 to stockholders of record as of December 30, 2026.
•	Series D 8.25% Cumulative Preferred Stock: $0.5156 per share, payable January 15, 2027 to stockholders of record as of December 31, 2026.
•	Series E Redeemable Preferred Stock: $0.15625 per share, payable on November 16, 2026 (to stockholders of record as of October 30, 2026), December 15, 2026 (to stockholders of record as of November 30, 2026) and January 15, 2027 (to stockholders of record as of December 31, 2026).
•	Series M Redeemable Preferred Stock: $0.17708 to $0.18125 per share depending on CUSIP, payable on November 16, 2026 (to stockholders of record as of October 30, 2026), December 15, 2026 (to stockholders of record as of November 30, 2026) and January 15, 2027 (to stockholders of record as of December 31, 2026).

The Board of Directors reviews the Company’s dividend policy on a quarter-to-quarter basis. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

Braemar Hotels & Resorts Reports Third Quarter 2026 Results

November 4, 2026

NON-GAAP MEASURES

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.

About Braemar Hotels & Resorts

Braemar Hotels & Resorts Inc. (NYSE: BHR) is a real estate investment trust (REIT) focused on the high-growth luxury hotel and resort sector. Its industry-leading portfolio features luxury properties across the United States and the U.S. territories in the Caribbean.

Forward-Looking Statements

Certain statements and assumptions in this communication contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our nomination of the director candidates; our ability to complete the previously announced shareholder value creation plan on a timely basis, if at all; potential risks related to actions or proposals from activist stockholders; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

 The forward-looking statements included in this communication are only made as of the date of this communication. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

Braemar Hotels & Resorts Reports Third Quarter 2026 Results

November 4, 2026

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

CERTAIN INFORMATION REGARDING PARTICIPANTS

Braemar and its directors and certain of its executive officers will be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders by Braemar in connection with the matters to be considered at Braemar’s 2026 Annual Meeting of Stockholders. Information regarding the names of Braemar’s executive officers and directors and their respective interests in Braemar by security holdings or otherwise is set forth (i) in Braemar’s proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on October 30, 2025 (the “2025 Proxy Statement”), which is available here, including under the headings “SUMMARY”, “PROPOSAL NUMBER ONE-ELECTION OF DIRECTORS”, “CORPORATE GOVERNANCE”, “BOARD OF DIRECTORS AND COMMITTEES”, “EXECUTIVE OFFICERS”, “EXECUTIVE COMPENSATION”, “PROPOSAL NUMBER TWO-ADVISORY APPROVAL OF EXECUTIVE COMPENSATION”, “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” and “CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS” and (ii) under Item 1.01 “ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT” in the Current Reports on Form 8-K filed by Braemar with the SEC on December 23, 2025 (available here), on March 17, 2026 (available here), on April 3, 2026 (available here) and on May 22, 2026 (available here), under Item 5.02 “DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS” in the Current Reports on Form 8-K filed by Braemar with the SEC on February 25, 2026 (available here), on February 27, 2026 (available here), on March 6, 2026 (available here), on March 17, 2026 (available here) and on May 28, 2026 (available here), under Item 5.07 “SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS” in the Current Report on Form 8-K filed by Braemar with the SEC on December 16, 2025 (available here) and under Item 8.01 “OTHER EVENTS” in the Current Report on Form 8-K filed by Braemar with the SEC on June 1, 2026 (available here). To the extent holdings of such persons in the Company’s securities have changed since the amounts described in the 2025 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, by Jim A. Plohg on December 22, 2025 (available here), by Jim A. Plohg on January 14, 2026 (available here), by Monty J. Bennett on February 26, 2026 (available here), by Richard J. Stockton on February 26, 2026 (available here) and by Eric Batis on June 1, 2026 (available here). Additional information can also be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026 (available here), as amended by the Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (available here). Details concerning the nominees of Braemar’s Board of Directors for election at the 2026 Annual Meeting will be included in the Proxy Statement (defined below). These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are or will be available free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by Braemar are also available free of charge by accessing the “SEC Filings” section of the Company’s website at www.braemar.q4ir.com/investor/financials-sec-filings/sec-filings/. Further information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement.

Braemar Hotels & Resorts Reports Third Quarter 2026 Results

November 4, 2026

IMPORTANT INFORMATION AND WHERE TO FIND IT

Braemar Hotels & Resorts Inc. (the “Company” or “Braemar”) intends to file a proxy statement and GOLD proxy card and other relevant documents with the SEC in connection with its solicitation of proxies from the Company’s stockholders for Braemar’s 2026 Annual Meeting of Stockholders (the “Proxy Statement”). This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other document that Braemar may file with the SEC in connection with any solicitation by Braemar. BRAEMAR STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY BRAEMAR AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain copies of these documents and other documents filed with the SEC by Braemar free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Braemar are also available free of charge by accessing the “SEC Filings” section of the Company’s website at www.braemar.q4ir.com/investor/financials-sec-filings/sec-filings/.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Investments in hotel properties, gross	$1,015,612	$1,902,328
Accumulated depreciation	(263,144)	(344,061)
Investments in hotel properties, net	752,468	1,558,267
Cash and cash equivalents	78,862	124,354
Restricted cash	39,571	42,479
Accounts receivable, net of allowance of $117 and $113, respectively	24,120	32,843
Inventories	2,356	4,741
Note receivable	9,359	8,896
Prepaid expenses	4,130	6,987
Deposit paid to Ashford Inc.	—	17,000
Deferred costs, net	73	75
Investment in OpenKey	—	89
Derivative assets	379	56
Other assets	24,254	15,368
Operating lease right-of-use assets	310	30,743
Intangible assets, net	—	2,746
Due from third-party hotel managers	16,508	17,088
Assets held for sale	275,310	—
Total assets	$1,227,700	$1,861,732

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$442,957	$1,103,450
Accounts payable and accrued expenses	107,949	142,123
Redeemable preferred stock redemptions payable	63,480	30,864
Dividends and distributions payable	3,780	7,672
Due to Ashford Inc., net	179,333	5,148
Due to related parties, net	—	257
Due to third-party hotel managers	408	1,467
Operating lease liabilities	365	20,058
Other liabilities	12,278	25,572
Liabilities associated with assets held for sale	210,483	—
Total liabilities	1,021,033	1,336,611

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at September 30, 2026 and December 31, 2025	65,426	65,426
Series E redeemable preferred stock, $0.01 par value, 8,150,132 and 10,818,280 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	203,764	265,695
Series M redeemable preferred stock, $0.01 par value, 1,269,981 and 1,368,091 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	31,766	34,217
Redeemable noncontrolling interests in operating partnership	11,173	19,005
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at September 30, 2026 and December 31, 2025	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,679,318 and 68,219,432 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	687	682
Additional paid-in capital	707,922	706,488
Accumulated deficit	(814,087)	(568,503)
Total stockholders' equity (deficit) of the Company	(105,462)	138,683
Noncontrolling interest in consolidated entities	—	2,095
Total equity (deficit)	(105,462)	140,778
Total liabilities and equity (deficit)	$1,227,700	$1,861,732

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
REVENUE
Rooms	$63,147	$85,701	$294,131	$331,617
Food and beverage	25,983	36,637	123,647	133,996
Other	12,448	21,218	63,809	72,840
Total hotel revenue	101,578	143,556	481,587	538,453
EXPENSES
Hotel operating expenses:
Rooms	18,665	24,728	67,761	80,232
Food and beverage	24,268	30,685	98,075	106,662
Other expenses	38,356	51,766	151,158	168,587
Management fees	3,103	4,440	14,435	16,891
Total hotel operating expenses	84,392	111,619	331,429	372,372
Property taxes, insurance and other	4,677	8,211	16,836	26,568
Depreciation and amortization	16,611	23,164	60,623	69,919
Advisory services fee:
Base advisory fee	4,030	3,539	11,587	10,592
Reimbursable expenses	3,468	3,825	10,595	10,403
Incentive fee	—	476	—	746
Stock/unit-based compensation	—	75	—	(24)
Corporate, general and administrative:
Stock/unit-based compensation	—	—	—	5
Other general and administrative	12,139	3,811	21,419	4,402
Termination fee	480,000	—	480,000	—
Total operating expenses	605,317	154,720	932,489	494,983
Gain (loss) on disposition of assets and hotel properties	259,927	40,970	277,325	40,970
OPERATING INCOME (LOSS)	(243,812)	29,806	(173,577)	84,440
Equity in earnings (loss) of unconsolidated entity	—	—	(31)	—
Interest income	841	1,494	2,425	4,901
Other income (expense)	—	—	—	(1,250)
Interest expense	(14,525)	(22,462)	(51,383)	(67,831)
Amortization of loan costs	(1,678)	(2,726)	(6,528)	(7,545)
Write-off of loan costs and exit fees	(20)	(366)	(1,509)	(1,833)
Gain (loss) on extinguishment of debt	—	(1,553)	—	(1,553)
Realized and unrealized gain (loss) on derivatives	54	(118)	337	(301)
INCOME (LOSS) BEFORE INCOME TAXES	(259,140)	4,075	(230,266)	9,028
Income tax (expense) benefit	9,756	648	5,858	(474)
NET INCOME (LOSS)	(249,384)	4,723	(224,408)	8,554
(Income) loss attributable to noncontrolling interest in consolidated entities	7	412	72	361
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	16,104	607	15,805	2,358
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(233,273)	5,742	(208,531)	11,273
Preferred dividends	(7,594)	(8,667)	(23,375)	(26,928)
Deemed dividends on redeemable preferred stock	—	(5,251)	(4,771)	(11,086)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(240,867)	$(8,176)	$(236,677)	$(26,741)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(3.51)	$(0.12)	$(3.45)	$(0.40)
Weighted average common shares outstanding – basic	68,679	68,219	68,598	67,419
Diluted:
Net income (loss) attributable to common stockholders	$(3.51)	$(0.12)	$(3.45)	$(0.40)
Weighted average common shares outstanding – diluted	68,679	68,219	68,598	67,419
Dividends declared per common share	$—	$0.05	$—	$0.15

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Net income (loss)	$(249,384)	$4,723	$(224,408)	$8,554
Interest expense and amortization of loan costs	16,203	25,188	57,911	75,376
Depreciation and amortization	16,611	23,164	60,623	69,919
Income tax expense (benefit)	(9,756)	(648)	(5,858)	474
Equity in (earnings) loss of unconsolidated entity	—	—	31	—
EBITDA	(226,326)	52,427	(111,701)	154,323
(Gain) loss on disposition of assets and hotel properties	(259,927)	(40,970)	(277,325)	(40,970)
EBITDAre	(486,253)	11,457	(389,026)	113,353
Amortization of favorable (unfavorable) contract assets (liabilities)	36	107	250	321
Transaction and conversion costs	3,900	1,608	7,719	2,774
Write-off of loan costs and exit fees	20	366	1,509	1,833
Realized and unrealized (gain) loss on derivatives	(54)	118	(337)	301
Stock/unit-based compensation	—	75	—	(20)
Legal, advisory and settlement costs	5,866	618	7,178	(3,864)
Advisory services incentive fee	—	476	—	746
(Gain) loss on extinguishment of debt	—	1,553	—	1,553
Other (income) expense	—	—	—	1,250
Severance	365	—	913	—
Termination fee	480,000	—	480,000	—
Adjusted EBITDAre	$3,880	$16,378	$108,206	$118,247

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Net income (loss)	$(249,384)	$4,723	$(224,408)	$8,554
(Income) loss attributable to noncontrolling interest in consolidated entities	7	412	72	361
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	16,104	607	15,805	2,358
Preferred dividends	(7,594)	(8,667)	(23,375)	(26,928)
Deemed dividends on redeemable preferred stock	—	(5,251)	(4,771)	(11,086)
Net income (loss) attributable to common stockholders	(240,867)	(8,176)	(236,677)	(26,741)
Depreciation and amortization on real estate (1)	16,611	22,498	60,623	67,864
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(16,104)	(607)	(15,805)	(2,358)
Equity in (earnings) loss of unconsolidated entity	—	—	31	—
(Gain) loss on disposition of assets and hotel properties	(259,927)	(40,988)	(277,325)	(40,988)
FFO available to common stockholders and OP unitholders	(500,287)	(27,273)	(469,153)	(2,223)
Deemed dividends on redeemable preferred stock	—	5,251	4,771	11,086
Transaction and conversion costs	3,900	1,608	7,719	2,774
Write-off of premiums, loan costs and exit fees	20	366	1,509	1,833
Unrealized (gain) loss on derivatives	(53)	299	(326)	850
Stock/unit-based compensation	—	75	—	(20)
Legal, advisory and settlement costs	5,866	618	7,178	(3,864)
Interest expense accretion on refundable membership club deposits	17	135	272	421
Amortization of loan costs (1)	1,678	2,690	6,528	7,438
Advisory services incentive fee	—	476	—	746
(Gain) loss on extinguishment of debt	—	1,553	—	1,553
Other (income) expense	—	—	—	1,250
Severance	365	—	913	—
Termination fee, net of related income tax benefit	469,825	—	469,825	—
Adjusted FFO available to common stockholders and OP unitholders	$(18,669)	$(14,202)	$29,236	$21,844
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.25)	$(0.19)	$0.40	$0.30
Weighted average diluted shares	73,271	73,374	73,272	73,553

(1) Net of adjustment for noncontrolling interest in consolidated entities in 2025.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

September 30, 2026

(dollars in thousands)

(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (8)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (9)	Comparable TTM Hotel EBITDA Debt Yield
BAML	The Ritz-Carlton Lake Tahoe	October 2026	January 2027	SOFR (1) + 3.25%	$—	$43,413	(2)	$43,413	$(7,563)	(17.4)%	$7,972	18.4%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(3)	110,600	(4,419)	(4.0)%	15,388	13.9%
JPMorgan Chase	See footnote	March 2027	March 2030	SOFR (1) + 2.83%	—	209,902	(4)	209,902	1,622	0.8%	53,277	25.4%
BAML	See footnote	August 2027	August 2029	SOFR (1) + 4.91%	—	80,499	(5)	80,499	19,964	24.8%	18,822	23.4%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	August 2028	August 2030	SOFR (1) + 3.00%	—	180,000	(6)	180,000	1,428	0.8%	26,271	14.6%
Unencumbered Hotel	Cameo Beverly Hills				—	—		—	(10,638)	N/A	(3,310)	N/A
Total					$—	$624,414		$624,414	$394	0.1%	$118,420	19.0%
Percentage					—%	100.0%		100.0%
Weighted average interest rate (7)					—%	7.25%		7.25%

All indebtedness is non-recourse.

(1)	SOFR rate was 3.91% at September 30, 2026.
(2)	This mortgage loan has one three-month extension option subject to satisfaction of certain conditions. On October 13, 2026, we amended this mortgage loan, extending the maturity date from October 2026 to November 2026. On October 30, 2026, we refinanced this mortgage loan into a new $60.0 million mortgage loan with an additional $15.0 million available to be drawn subject to certain conditions. The new mortgage loan is interest only and bears interest at a rate of SOFR + 2.65% with a floor of 5.30%, has a three-year initial term, and two one-year extension options, subject to satisfaction of certain conditions.
(3)	This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(4)	This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, and The Notary Hotel.
(5)	This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. The first one-year extension option was exercised in August 2026. This mortgage loan is secured by The Ritz-Carlton St. Thomas.
(6)	This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%. As of September 30, 2026, this property was held for sale. The sale of the property closed on October 28, 2026.
(7)	The weighted average interest rates are adjusted for in-the-money interest rate caps.
(8)	The final maturity date assumes all available extension options will be exercised.
(9)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

September 30, 2026

(dollars in thousands)

(unaudited)

Lender	Hotels	2026	2027	2028	2029	2030	Thereafter	Total
BAML	The Ritz-Carlton Lake Tahoe. See footnote 3.	$—	$43,413	$—	$—	$—	$—	$43,413
Aareal Capital Corporation	Capital Hilton	—	—	106,600	—	—	—	106,600
BAML	See footnote 1	—	—	—	80,499	—	—	80,499
JPMorgan Chase	See footnote 2	—	—	—	—	209,902	—	209,902
Aareal Capital Corporation	Four Seasons Resort Scottsdale. See footnote 4.	—	—	—	—	174,000	—	174,000
Due at maturity		$—	$43,413	$106,600	$80,499	$383,902	$—	$614,414
Amortization payments:
Aareal Capital Corporation	Capital Hilton	—	2,000	2,000	—	—	—	4,000
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	750	3,000	2,250	—	6,000
Total indebtedness		$—	$45,413	$109,350	$83,499	$386,152	$—	$624,414

(1)	This mortgage loan is secured by The Ritz-Carlton St. Thomas.
(2)	This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(3)	On October 13, 2026, we amended this mortgage loan, extending the maturity date from October 2026 to November 2026. On October 30, 2026, we refinanced this mortgage loan into a new $60.0 million mortgage loan with an additional $15.0 million available to be drawn subject to certain conditions. The new mortgage loan is interest only and bears interest at a rate of SOFR + 2.65% with a floor of 5.30%, has a three-year initial term, and two one-year extension options, subject to satisfaction of certain conditions.
(4)	As of September 30, 2026, this property was held for sale. The sale of the property closed on October 28, 2026.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

ALL HOTELS:

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$64,511	$(4,625)	$59,886	$86,955	$(34,536)	$52,419	(25.81)%	14.24%
RevPAR	$290.72	$(415.41)	$284.13	$261.88	$(285.64)	$248.27	11.01%	14.44%
Occupancy	68.49%	(79.81)%	67.89%	65.24%	(66.63)%	64.45%	4.98%	5.34%
ADR	$424.46	$(520.51)	$418.50	$401.39	$(428.71)	$385.22	5.75%	8.64%

ALL HOTELS:

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$300,086	$(70,773)	$229,313	$337,095	$(128,495)	$208,600	(10.98)%	9.93%
RevPAR	$391.27	$(501.86)	$366.36	$328.78	$(322.25)	$332.94	19.01%	10.04%
Occupancy	67.89%	(71.02)%	67.19%	67.26%	(67.95)%	66.83%	0.94%	0.54%
ADR	$576.33	$(706.65)	$545.30	$488.80	$(474.25)	$498.21	17.91%	9.45%

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

HOTEL NET INCOME (LOSS) & EBITDA

(dollars in thousands)

(unaudited)

ALL HOTELS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2026	2025	% Variance	2026	2025	% Variance
Total hotel revenue	$102,697	$144,585	(28.97)%	$486,459	$542,935	(10.40)%
Non-comparable adjustments	(7,461)	(57,893)		(128,854)	(211,548)
Comparable total hotel revenue	$95,236	$86,692	9.86%	$357,605	$331,387	7.91%

Hotel net income (loss)	$258,085	$33,765	664.36%	$337,071	$86,576	289.34%
Non-comparable adjustments	(259,857)	(45,655)		(307,022)	(73,880)
Comparable hotel net income (loss)	$(1,772)	$(11,890)	85.10%	$30,049	$12,696	136.68%
Hotel net income (loss) margin	251.31%	23.35%	227.96%	69.29%	15.95%	53.34%
Comparable hotel net income margin	(1.86)%	(13.72)%	11.86%	8.40%	3.83%	4.57%

Hotel EBITDA	$14,696	$25,562	(42.51)%	$138,111	$144,096	(4.15)%
Non-comparable adjustments	(1,783)	(14,865)		(45,148)	(63,175)
Comparable hotel EBITDA	$12,913	$10,697	20.72%	$92,963	$80,921	14.88%
Hotel EBITDA margin	14.31%	17.68%	(3.37)%	28.39%	26.54%	1.85%
Comparable hotel EBITDA margin	13.56%	12.34%	1.22%	26.00%	24.42%	1.58%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$—	$(452)	100.00%	$—	$(439)	100.00%
Hotel net income (loss) attributable to the Company and OP unitholders	$258,085	$34,217	654.27%	$337,071	$87,015	287.37%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(1,772)	$(11,141)	84.09%	$30,049	$13,404	124.18%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$937	(100.00)%	$—	$3,737	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$14,696	$24,625	(40.32)%	$138,111	$140,359	(1.60)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$12,913	$10,106	27.77%	$92,963	$77,514	19.93%

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,387	$—	$9,387	$8,631	$—	$8,631	8.76%	8.76%
Total hotel revenue	$13,308	$—	$13,308	$14,062	$—	$14,062	(5.36)%	(5.36)%
Hotel net income (loss)	$(2,937)	$—	$(2,937)	$(2,996)	$—	$(2,996)	1.97%	1.97%
Hotel net income (loss) margin	(22.07)%		(22.07)%	(21.31)%		(21.31)%	(0.76)%	(0.76)%
Hotel EBITDA	$1,876	$—	$1,876	$2,363	$—	$2,363	(20.61)%	(20.61)%
Hotel EBITDA margin	14.10%		14.10%	16.80%		16.80%	(2.70)%	(2.70)%
Selected Operating Information:
RevPAR	$182.52	$—	$182.52	$167.83	$—	$167.83	8.75%	8.75%
Occupancy	72.80%	—%	72.80%	73.20%	—%	73.20%	(0.55)%	(0.55)%
ADR	$250.70	$—	$250.70	$229.28	$—	$229.28	9.34%	9.34%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$—	$—	$—	—%	—%
Total hotel revenue	$—	$—	$—	$—	$—	$—	—%	—%
Hotel net income (loss)	$6	$(6)	$—	$1,190	$(1,190)	$—	(99.50)%	—%
Hotel net income (loss) margin	—%		—%	—%		—%	—%	—%
Hotel EBITDA	$6	$(6)	$—	$1,386	$(1,386)	$—	(99.57)%	—%
Hotel EBITDA margin	—%		—%	—%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$—	$—	$—	—%	—%
Occupancy	—%	—%	—%	—%	—%	—%	—%	—%
ADR	$—	$—	$—	$—	$—	$—	—%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$10,551	$—	$10,551	$8,940	$—	$8,940	18.02%	18.02%
Total hotel revenue	$13,566	$—	$13,566	$11,587	$—	$11,587	17.08%	17.08%
Hotel net income (loss)	$3,472	$—	$3,472	$1,512	$—	$1,512	129.63%	129.63%
Hotel net income (loss) margin	25.59%		25.59%	13.05%		13.05%	12.54%	12.54%
Hotel EBITDA	$4,740	$—	$4,740	$2,706	$—	$2,706	75.17%	75.17%
Hotel EBITDA margin	34.94%		34.94%	23.35%		23.35%	11.59%	11.59%
Selected Operating Information:
RevPAR	$276.34	$—	$276.34	$234.16	$—	$234.16	18.01%	18.01%
Occupancy	81.43%	—%	81.43%	79.53%	—%	79.53%	2.39%	2.39%
ADR	$339.35	$—	$339.35	$294.42	$—	$294.42	15.26%	15.26%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$719	$(719)	$—	$4,843	$(4,843)	$—	(85.15)%	—%
Total hotel revenue	$923	$(923)	$—	$6,433	$(6,433)	$—	(85.65)%	—%
Hotel net income (loss)	$13,469	$(13,469)	$—	$1,167	$(1,167)	$—	1,054.16%	—%
Hotel net income (loss) margin	1,459.26%		—%	18.14%		—%	1,441.12%	—%
Hotel EBITDA	$(19)	$19	$—	$2,058	$(2,058)	$—	(100.92)%	—%
Hotel EBITDA margin	(2.06)%		—%	31.99%		—%	(34.05)%	—%
Selected Operating Information:
RevPAR	$850.67	$850.67	$—	$809.88	$809.88	$—	5.04%	—%
Occupancy	83.91%	83.91%	—%	79.03%	79.03%	—%	6.17%	—%
ADR	$1,013.84	$1,013.84	$—	$1,024.77	$1,024.77	$—	(1.07)%	—%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$2,293	$(2,293)	$—	$3,782	$(3,782)	$—	(39.37)%	—%
Total hotel revenue	$3,235	$(3,235)	$—	$5,418	$(5,418)	$—	(40.29)%	—%
Hotel net income (loss)	$109,568	$(109,568)	$—	$1,140	$(1,140)	$—	9,511.23%	—%
Hotel net income (loss) margin	3,386.96%		—%	21.04%		—%	3,365.92%	—%
Hotel EBITDA	$1,016	$(1,016)	$—	$1,586	$(1,586)	$—	(35.94)%	—%
Hotel EBITDA margin	31.41%		—%	29.27%		—%	2.14%	—%
Selected Operating Information:
RevPAR	$384.49	$384.49	$—	$289.50	$289.50	$—	32.81%	—%
Occupancy	88.65%	88.65%	—%	69.40%	69.40%	—%	27.74%	—%
ADR	$433.72	$433.72	$—	$417.11	$417.11	$—	3.98%	—%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$331	$(331)	$—	$3,181	$(3,181)	$—	(89.59)%	—%
Total hotel revenue	$432	$(432)	$—	$4,061	$(4,061)	$—	(89.36)%	—%
Hotel net income (loss)	$(6,495)	$6,495	$—	$537	$(537)	$—	(1,309.50)%	—%
Hotel net income (loss) margin	(1,503.47)%		—%	13.22%		—%	(1,516.69)%	—%
Hotel EBITDA	$(60)	$60	$—	$1,205	$(1,205)	$—	(104.98)%	—%
Hotel EBITDA margin	(13.89)%		—%	29.67%		—%	(43.56)%	—%
Selected Operating Information:
RevPAR	$318.17	$318.17	$—	$432.15	$432.15	$—	(26.38)%	—%
Occupancy	53.46%	53.46%	—%	66.28%	66.28%	—%	(19.34)%	—%
ADR	$595.14	$595.14	$—	$652.04	$652.04	$—	(8.73)%	—%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$—	$—	$—	$2,915	$(2,915)	$—	(100.00)%	—%
Total hotel revenue	$1	$(1)	$—	$9,438	$(9,438)	$—	(99.99)%	—%
Hotel net income (loss)	$(103)	$103	$—	$(1,134)	$1,134	$—	90.92%	—%
Hotel net income (loss) margin	(10,300.00)%		—%	(12.02)%		—%	(10,287.98)%	—%
Hotel EBITDA	$356	$(356)	$—	$2,042	$(2,042)	$—	(82.57)%	—%
Hotel EBITDA margin	35,600.00%		—%	21.64%		—%	35,578.36%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$164.20	$164.20	$—	—%	—%
Occupancy	—%	—%	—%	45.53%	45.53%	—%	—%	—%
ADR	$—	$—	$—	$360.60	$360.60	$—	—%	—%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$8,099	$—	$8,099	$6,050	$—	$6,050	33.87%	33.87%
Total hotel revenue	$10,941	$—	$10,941	$8,109	$—	$8,109	34.92%	34.92%
Hotel net income (loss)	$2,656	$—	$2,656	$896	$—	$896	196.43%	196.43%
Hotel net income (loss) margin	24.28%		24.28%	11.05%		11.05%	13.23%	13.23%
Hotel EBITDA	$3,878	$—	$3,878	$2,248	$—	$2,248	72.51%	72.51%
Hotel EBITDA margin	35.44%		35.44%	27.72%		27.72%	7.72%	7.72%
Selected Operating Information:
RevPAR	$176.42	$—	$176.42	$131.78	$—	$131.78	33.87%	33.87%
Occupancy	71.42%	—%	71.42%	61.59%	—%	61.59%	15.96%	15.96%
ADR	$247.01	$—	$247.01	$213.96	$—	$213.96	15.45%	15.45%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$—	$—	$—	$8,881	$(8,881)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$10,504	$(10,504)	$—	(100.00)%	—%
Hotel net income (loss)	$(57)	$57	$—	$853	$(853)	$—	(106.68)%	—%
Hotel net income (loss) margin	—%		—%	8.12%		—%	(8.12)%	—%
Hotel EBITDA	$—	$—	$—	$2,156	$(2,156)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	20.53%		—%	(20.53)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$235.44	$235.44	$—	(100.00)%	—%
Occupancy	—%	—%	—%	74.91%	74.91%	—%	(100.00)%	—%
ADR	$—	$—	$—	$314.30	$314.30	$—	(100.00)%	—%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$1,282	$(1,282)	$—	$5,952	$(5,952)	$—	(78.46)%	—%
Total hotel revenue	$2,870	$(2,870)	$—	$15,906	$(15,906)	$—	(81.96)%	—%
Hotel net income (loss)	$143,447	$(143,447)	$—	$(1,211)	$1,211	$—	11,945.33%	—%
Hotel net income (loss) margin	4,998.15%		—%	(7.61)%		—%	5,005.76%	—%
Hotel EBITDA	$462	$(462)	$—	$1,673	$(1,673)	$—	(72.38)%	—%
Hotel EBITDA margin	16.10%		—%	10.52%		—%	5.58%	—%
Selected Operating Information:
RevPAR	$390.39	$390.39	$—	$234.39	$234.39	$—	66.56%	—%
Occupancy	71.05%	71.05%	—%	53.09%	53.09%	—%	33.83%	—%
ADR	$549.46	$549.46	$—	$441.52	$441.52	$—	24.45%	—%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$8,295	$—	$8,295	$7,738	$—	$7,738	7.20%	7.20%
Total hotel revenue	$16,540	$—	$16,540	$16,254	$—	$16,254	1.76%	1.76%
Hotel net income (loss)	$230	$—	$230	$(48)	$—	$(48)	579.17%	579.17%
Hotel net income (loss) margin	1.39%		1.39%	(0.30)%		(0.30)%	1.69%	1.69%
Hotel EBITDA	$4,060	$—	$4,060	$3,641	$—	$3,641	11.51%	11.51%
Hotel EBITDA margin	24.55%		24.55%	22.40%		22.40%	2.15%	2.15%
Selected Operating Information:
RevPAR	$492.72	$—	$492.72	$459.61	$—	$459.61	7.20%	7.20%
Occupancy	63.63%	—%	63.63%	67.30%	—%	67.30%	(5.45)%	(5.45)%
ADR	$774.40	$—	$774.40	$682.91	$—	$682.91	13.40%	13.40%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$—	$—	$—	$4,982	$(4,982)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$6,133	$(6,133)	$—	(100.00)%	—%
Hotel net income (loss)	$22	$(22)	$—	$43,113	$(43,113)	$—	(99.95)%	—%
Hotel net income (loss) margin	—%		—%	702.97%		—%	(702.97)%	—%
Hotel EBITDA	$22	$(22)	$—	$2,759	$(2,759)	$—	(99.20)%	—%
Hotel EBITDA margin	—%		—%	44.99%		—%	(44.99)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$365.41	$365.41	$—	(100.00)%	—%
Occupancy	—%	—%	—%	88.50%	88.50%	—%	(100.00)%	—%
ADR	$—	$—	$—	$412.89	$412.89	$—	(100.00)%	—%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$5,959	$—	$5,959	$6,117	$—	$6,117	(2.58)%	(2.58)%
Total hotel revenue	$11,264	$—	$11,264	$10,241	$—	$10,241	9.99%	9.99%
Hotel net income (loss)	$5,682	$—	$5,682	$(1,731)	$—	$(1,731)	428.25%	428.25%
Hotel net income (loss) margin	50.44%		50.44%	(16.90)%		(16.90)%	67.34%	67.34%
Hotel EBITDA	$(913)	$—	$(913)	$(458)	$—	$(458)	(99.34)%	(99.34)%
Hotel EBITDA margin	(8.11)%		(8.11)%	(4.47)%		(4.47)%	(3.64)%	(3.64)%
Selected Operating Information:
RevPAR	$359.87	$—	$359.87	$369.38	$—	$369.38	(2.57)%	(2.57)%
Occupancy	47.71%	—%	47.71%	46.55%	—%	46.55%	2.49%	2.49%
ADR	$754.36	$—	$754.36	$793.47	$—	$793.47	(4.93)%	(4.93)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$3,327	$—	$3,327	$1,872	$—	$1,872	77.72%	77.72%
Total hotel revenue	$3,975	$—	$3,975	$2,365	$—	$2,365	68.08%	68.08%
Hotel net income (loss)	$(2,050)	$—	$(2,050)	$(2,251)	$—	$(2,251)	8.93%	8.93%
Hotel net income (loss) margin	(51.57)%		(51.57)%	(95.18)%		(95.18)%	43.61%	43.61%
Hotel EBITDA	$(359)	$—	$(359)	$(1,107)	$—	$(1,107)	67.57%	67.57%
Hotel EBITDA margin	(9.03)%		(9.03)%	(46.81)%		(46.81)%	37.78%	37.78%
Selected Operating Information:
RevPAR	$260.14	$—	$260.14	$142.30	$—	$142.30	82.81%	82.81%
Occupancy	75.74%	—%	75.74%	52.91%	—%	52.91%	43.15%	43.15%
ADR	$343.45	$—	$343.45	$268.94	$—	$268.94	27.71%	27.71%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$9,995	$—	$9,995	$8,735	$—	$8,735	14.42%	14.42%
Total hotel revenue	$16,301	$—	$16,301	$14,677	$—	$14,677	11.06%	11.06%
Hotel net income (loss)	$(1,543)	$—	$(1,543)	$(1,650)	$—	$(1,650)	6.48%	6.48%
Hotel net income (loss) margin	(9.47)%		(9.47)%	(11.24)%		(11.24)%	1.77%	1.77%
Hotel EBITDA	$720	$—	$720	$348	$—	$348	106.90%	106.90%
Hotel EBITDA margin	4.42%		4.42%	2.37%		2.37%	2.05%	2.05%
Selected Operating Information:
RevPAR	$1,024.93	$—	$1,024.93	$895.75	$—	$895.75	14.42%	14.42%
Occupancy	57.10%	—%	57.10%	57.05%	—%	57.05%	0.09%	0.09%
ADR	$1,795.10	$—	$1,795.10	$1,569.98	$—	$1,569.98	14.34%	14.34%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$4,273	$—	$4,273	$4,336	$—	$4,336	(1.45)%	(1.45)%
Total hotel revenue	$9,341	$—	$9,341	$9,397	$—	$9,397	(0.60)%	(0.60)%
Hotel net income (loss)	$(7,282)	$—	$(7,282)	$(5,622)	$—	$(5,622)	(29.53)%	(29.53)%
Hotel net income (loss) margin	(77.96)%		(77.96)%	(59.83)%		(59.83)%	(18.13)%	(18.13)%
Hotel EBITDA	$(1,089)	$—	$(1,089)	$956	$—	$956	(213.91)%	(213.91)%
Hotel EBITDA margin	(11.66)%		(11.66)%	10.17%		10.17%	(21.83)%	(21.83)%
Selected Operating Information:
RevPAR	$221.18	$—	$221.18	$224.43	$—	$224.43	(1.45)%	(1.45)%
Occupancy	40.94%	—%	40.94%	42.57%	—%	42.57%	(3.83)%	(3.83)%
ADR	$540.22	$—	$540.22	$527.18	$—	$527.18	2.47%	2.47%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$33,147	$(4,625)	$28,522	$47,599	$(20,673)	$26,926	(30.36)%	5.93%
Total hotel revenue	$60,907	$(7,461)	$53,446	$91,825	$(41,256)	$50,569	(33.67)%	5.69%
Hotel net income (loss)	$256,979	$(259,892)	$(2,913)	$(7,362)	$(1,689)	$(9,051)	3,590.61%	67.82%
Hotel net income (loss) margin	421.92%		(5.45)%	(8.02)%		(17.90)%	429.94%	12.45%
Hotel EBITDA	$4,539	$(1,761)	$2,778	$14,437	$(9,950)	$4,487	(68.56)%	(38.09)%
Hotel EBITDA margin	7.45%		5.20%	15.72%		8.87%	(8.27)%	(3.67)%
Selected Operating Information:
RevPAR	$450.37	$415.41	$456.60	$360.55	$297.23	$431.04	24.91%	5.93%
Occupancy	55.67%	(79.81)%	51.37%	55.34%	57.85%	52.55%	0.60%	(2.25)%
ADR	$808.97	$(520.51)	$888.85	$651.46	$513.79	$820.20	24.18%	8.37%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$31,364	$—	$31,364	$39,356	$(13,863)	$25,493	(20.31)%	23.03%
Total hotel revenue	$41,790	$—	$41,790	$52,760	$(16,637)	$36,123	(20.79)%	15.69%
Hotel net income (loss)	$1,106	$35	$1,141	$41,127	$(43,966)	$(2,839)	(97.31)%	140.19%
Hotel net income (loss) margin	2.65%		2.73%	77.95%		(7.86)%	(75.30)%	10.59%
Hotel EBITDA	$10,157	$(22)	$10,135	$11,125	$(4,915)	$6,210	(8.70)%	63.20%
Hotel EBITDA margin	24.30%		24.25%	21.09%		17.19%	3.21%	7.06%
Selected Operating Information:
RevPAR	$211.48	$—	$211.48	$196.76	$269.95	$171.47	7.48%	23.33%
Occupancy	74.85%	—%	74.85%	71.78%	78.52%	69.45%	4.28%	7.78%
ADR	$282.53	$—	$282.53	$274.13	$343.81	$246.92	3.06%	14.42%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$64,511	$(4,625)	$59,886	$86,955	$(34,536)	$52,419	(25.81)%	14.24%
Total hotel revenue	$102,697	$(7,461)	$95,236	$144,585	$(57,893)	$86,692	(28.97)%	9.86%
Hotel net income (loss)	$258,085	$(259,857)	$(1,772)	$33,765	$(45,655)	$(11,890)	664.36%	85.10%
Hotel net income (loss) margin	251.31%		(1.86)%	23.35%		(13.72)%	227.96%	11.86%
Hotel EBITDA	$14,696	$(1,783)	$12,913	$25,562	$(14,865)	$10,697	(42.51)%	20.72%
Hotel EBITDA margin	14.31%		13.56%	17.68%		12.34%	(3.37)%	1.22%
Selected Operating Information:
RevPAR	$290.72	$(415.41)	$284.13	$261.88	$(285.64)	$248.27	11.01%	14.44%
Occupancy	68.49%	(79.81)%	67.89%	65.24%	(66.63)%	64.45%	4.98%	5.34%
ADR	$424.46	$(520.51)	$418.50	$401.39	$(428.71)	$385.22	5.75%	8.64%

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)	Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale.
(4)	Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills.
(5)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$31,910	$—	$31,910	$32,255	$—	$32,255	(1.07)%	(1.07)%
Total hotel revenue	$48,410	$—	$48,410	$49,814	$—	$49,814	(2.82)%	(2.82)%
Hotel net income (loss)	$(2,529)	$—	$(2,529)	$(2,832)	$—	$(2,832)	10.70%	10.70%
Hotel net income (loss) margin	(5.22)%		(5.22)%	(5.69)%		(5.69)%	0.47%	0.47%
Hotel EBITDA	$12,156	$—	$12,156	$13,630	$—	$13,630	(10.81)%	(10.81)%
Hotel EBITDA margin	25.11%		25.11%	27.36%		27.36%	(2.25)%	(2.25)%
Selected Operating Information:
RevPAR	$209.10	$—	$209.10	$211.36	$—	$211.36	(1.07)%	(1.07)%
Occupancy	75.69%	—%	75.69%	76.21%	—%	76.21%	(0.68)%	(0.68)%
ADR	$276.24	$—	$276.24	$277.33	$—	$277.33	(0.39)%	(0.39)%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$—	$—	$—	—%	—%
Total hotel revenue	$—	$—	$—	$—	$—	$—	—%	—%
Hotel net income (loss)	$6	$(6)	$—	$1,076	$(1,076)	$—	(99.44)%	—%
Hotel net income (loss) margin	—%		—%	—%		—%	—%	—%
Hotel EBITDA	$6	$(6)	$—	$1,316	$(1,316)	$—	(99.54)%	—%
Hotel EBITDA margin	—%		—%	—%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$—	$—	$—	—%	—%
Occupancy	—%	—%	—%	—%	—%	—%	—%	—%
ADR	$—	$—	$—	$—	$—	$—	—%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$23,190	$—	$23,190	$20,587	$—	$20,587	12.64%	12.64%
Total hotel revenue	$30,307	$—	$30,307	$27,525	$—	$27,525	10.11%	10.11%
Hotel net income (loss)	$6,303	$—	$6,303	$1,727	$—	$1,727	264.97%	264.97%
Hotel net income (loss) margin	20.80%		20.80%	6.27%		6.27%	14.53%	14.53%
Hotel EBITDA	$9,947	$—	$9,947	$5,214	$—	$5,214	90.77%	90.77%
Hotel EBITDA margin	32.82%		32.82%	18.94%		18.94%	13.88%	13.88%
Selected Operating Information:
RevPAR	$204.68	$—	$204.68	$181.71	$—	$181.71	12.64%	12.64%
Occupancy	70.01%	—%	70.01%	69.30%	—%	69.30%	1.02%	1.02%
ADR	$292.35	$—	$292.35	$262.22	$—	$262.22	11.49%	11.49%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$7,955	$(7,955)	$—	$11,411	$(11,411)	$—	(30.29)%	—%
Total hotel revenue	$11,009	$(11,009)	$—	$15,644	$(15,644)	$—	(29.63)%	—%
Hotel net income (loss)	$14,031	$(14,031)	$—	$898	$(898)	$—	1,462.47%	—%
Hotel net income (loss) margin	127.45%		—%	5.74%		—%	121.71%	—%
Hotel EBITDA	$2,342	$(2,342)	$—	$3,567	$(3,567)	$—	(34.34)%	—%
Hotel EBITDA margin	21.27%		—%	22.80%		—%	(1.53)%	—%
Selected Operating Information:
RevPAR	$630.88	$630.88	$—	$643.04	$643.04	$—	(1.89)%	—%
Occupancy	59.85%	59.85%	—%	66.64%	66.64%	—%	(10.19)%	—%
ADR	$1,054.11	$1,054.11	$—	$964.97	$964.97	$—	9.24%	—%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$17,198	$(17,198)	$—	$17,254	$(17,254)	$—	(0.32)%	—%
Total hotel revenue	$22,609	$(22,609)	$—	$22,835	$(22,835)	$—	(0.99)%	—%
Hotel net income (loss)	$119,531	$(119,531)	$—	$9,183	$(9,183)	$—	1,201.66%	—%
Hotel net income (loss) margin	528.69%		—%	40.21%		—%	488.48%	—%
Hotel EBITDA	$11,728	$(11,728)	$—	$10,542	$(10,542)	$—	11.25%	—%
Hotel EBITDA margin	51.87%		—%	46.17%		—%	5.70%	—%
Selected Operating Information:
RevPAR	$543.11	$543.11	$—	$445.08	$445.08	$—	22.03%	—%
Occupancy	84.72%	84.72%	—%	73.51%	73.51%	—%	15.25%	—%
ADR	$641.06	$641.06	$—	$605.48	$605.48	$—	5.88%	—%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$5,196	$(5,196)	$—	$7,577	$(7,577)	$—	(31.42)%	—%
Total hotel revenue	$6,923	$(6,923)	$—	$10,098	$(10,098)	$—	(31.44)%	—%
Hotel net income (loss)	$(6,589)	$6,589	$—	$258	$(258)	$—	(2,653.88)%	—%
Hotel net income (loss) margin	(95.18)%		—%	2.55%		—%	(97.73)%	—%
Hotel EBITDA	$1,381	$(1,381)	$—	$2,092	$(2,092)	$—	(33.99)%	—%
Hotel EBITDA margin	19.95%		—%	20.72%		—%	(0.77)%	—%
Selected Operating Information:
RevPAR	$334.79	$334.79	$—	$346.91	$346.91	$—	(3.49)%	—%
Occupancy	50.25%	50.25%	—%	54.78%	54.78%	—%	(8.27)%	—%
ADR	$666.22	$666.22	$—	$633.34	$633.34	$—	5.19%	—%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$13,801	$(13,801)	$—	$18,210	$(18,210)	$—	(24.21)%	—%
Total hotel revenue	$24,504	$(24,504)	$—	$36,356	$(36,356)	$—	(32.60)%	—%
Hotel net income (loss)	$20,147	$(20,147)	$—	$1,251	$(1,251)	$—	1,510.47%	—%
Hotel net income (loss) margin	82.22%		—%	3.44%		—%	78.78%	—%
Hotel EBITDA	$8,810	$(8,810)	$—	$10,117	$(10,117)	$—	(12.92)%	—%
Hotel EBITDA margin	35.95%		—%	27.83%		—%	8.12%	—%
Selected Operating Information:
RevPAR	$493.15	$493.15	$—	$345.60	$345.60	$—	42.69%	—%
Occupancy	57.77%	57.77%	—%	50.80%	50.80%	—%	13.72%	—%
ADR	$853.69	$853.69	$—	$680.27	$680.27	$—	25.49%	—%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$23,497	$—	$23,497	$20,085	$—	$20,085	16.99%	16.99%
Total hotel revenue	$31,581	$—	$31,581	$26,747	$—	$26,747	18.07%	18.07%
Hotel net income (loss)	$6,780	$—	$6,780	$4,109	$—	$4,109	65.00%	65.00%
Hotel net income (loss) margin	21.47%		21.47%	15.36%		15.36%	6.11%	6.11%
Hotel EBITDA	$10,684	$—	$10,684	$8,093	$—	$8,093	32.02%	32.02%
Hotel EBITDA margin	33.83%		33.83%	30.26%		30.26%	3.57%	3.57%
Selected Operating Information:
RevPAR	$172.48	$—	$172.48	$147.44	$—	$147.44	16.98%	16.98%
Occupancy	68.22%	—%	68.22%	65.12%	—%	65.12%	4.76%	4.76%
ADR	$252.85	$—	$252.85	$226.42	$—	$226.42	11.67%	11.67%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$—	$—	$—	$27,536	$(27,536)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$32,524	$(32,524)	$—	(100.00)%	—%
Hotel net income (loss)	$(72)	$72	$—	$3,315	$(3,315)	$—	(102.17)%	—%
Hotel net income (loss) margin	—%		—%	10.19%		—%	—%	—%
Hotel EBITDA	$—	$—	$—	$7,681	$(7,681)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	23.62%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$246.01	$246.01	$—	—%	—%
Occupancy	—%	—%	—%	72.43%	72.43%	—%	—%	—%
ADR	$—	$—	$—	$339.67	$339.67	$—	—%	—%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$26,623	$(26,623)	$—	$28,064	$(28,064)	$—	(5.13)%	—%
Total hotel revenue	$63,809	$(63,809)	$—	$70,323	$(70,323)	$—	(9.26)%	—%
Hotel net income (loss)	$159,915	$(159,915)	$—	$12,112	$(12,112)	$—	1,220.30%	—%
Hotel net income (loss) margin	250.62%		—%	17.22%		—%	233.40%	—%
Hotel EBITDA	$20,828	$(20,828)	$—	$18,987	$(18,987)	$—	9.70%	—%
Hotel EBITDA margin	32.64%		—%	27.00%		—%	5.64%	—%
Selected Operating Information:
RevPAR	$500.04	$500.04	$—	$372.46	$372.46	$—	34.25%	—%
Occupancy	78.54%	78.54%	—%	67.14%	67.14%	—%	16.98%	—%
ADR	$636.71	$636.71	$—	$554.77	$554.77	$—	14.77%	—%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$24,481	$—	$24,481	$24,331	$—	$24,331	0.62%	0.62%
Total hotel revenue	$44,190	$—	$44,190	$46,325	$—	$46,325	(4.61)%	(4.61)%
Hotel net income (loss)	$(2,523)	$—	$(2,523)	$(1,811)	$—	$(1,811)	(39.32)%	(39.32)%
Hotel net income (loss) margin	(5.71)%		(5.71)%	(3.91)%		(3.91)%	(1.80)%	(1.80)%
Hotel EBITDA	$8,721	$—	$8,721	$9,297	$—	$9,297	(6.20)%	(6.20)%
Hotel EBITDA margin	19.74%		19.74%	20.07%		20.07%	(0.33)%	(0.33)%
Selected Operating Information:
RevPAR	$490.01	$—	$490.01	$487.01	$—	$487.01	0.62%	0.62%
Occupancy	51.92%	—%	51.92%	57.62%	—%	57.62%	(9.89)%	(9.89)%
ADR	$943.85	$—	$943.85	$845.16	$—	$845.16	11.68%	11.68%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$—	$—	$—	$18,443	$(18,443)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$23,768	$(23,768)	$—	(100.00)%	—%
Hotel net income (loss)	$53	$(53)	$—	$45,787	$(45,787)	$—	(99.88)%	—%
Hotel net income (loss) margin	—%		—%	192.64%		—%	—%	—%
Hotel EBITDA	$53	$(53)	$—	$8,873	$(8,873)	$—	(99.40)%	—%
Hotel EBITDA margin	—%		—%	37.33%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$229.32	$229.32	$—	—%	—%
Occupancy	—%	—%	—%	74.90%	74.90%	—%	—%	—%
ADR	$—	$—	$—	$306.18	$306.18	$—	—%	—%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$36,916	$—	$36,916	$32,632	$—	$32,632	13.13%	13.13%
Total hotel revenue	$59,950	$—	$59,950	$52,103	$—	$52,103	15.06%	15.06%
Hotel net income (loss)	$17,422	$—	$17,422	$9,283	$—	$9,283	87.68%	87.68%
Hotel net income (loss) margin	29.06%		29.06%	17.82%		17.82%	11.24%	11.24%
Hotel EBITDA	$15,123	$—	$15,123	$13,004	$—	$13,004	16.29%	16.29%
Hotel EBITDA margin	25.23%		25.23%	24.96%		24.96%	0.27%	0.27%
Selected Operating Information:
RevPAR	$751.24	$—	$751.24	$664.06	$—	$664.06	13.13%	13.13%
Occupancy	65.17%	—%	65.17%	61.82%	—%	61.82%	5.42%	5.42%
ADR	$1,152.69	$—	$1,152.69	$1,074.24	$—	$1,074.24	7.30%	7.30%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$8,914	$—	$8,914	$6,660	$—	$6,660	33.84%	33.84%
Total hotel revenue	$10,925	$—	$10,925	$8,795	$—	$8,795	24.22%	24.22%
Hotel net income (loss)	$(7,003)	$—	$(7,003)	$(4,789)	$—	$(4,789)	(46.23)%	(46.23)%
Hotel net income (loss) margin	(64.10)%		(64.10)%	(54.45)%		(54.45)%	(9.65)%	(9.65)%
Hotel EBITDA	$(1,158)	$—	$(1,158)	$(1,812)	$—	$(1,812)	36.09%	36.09%
Hotel EBITDA margin	(10.60)%		(10.60)%	(20.60)%		(20.60)%	10.00%	10.00%
Selected Operating Information:
RevPAR	$231.98	$—	$231.98	$170.62	$—	$170.62	35.96%	35.96%
Occupancy	64.31%	—%	64.31%	62.85%	—%	62.85%	2.32%	2.32%
ADR	$360.74	$—	$360.74	$271.49	$—	$271.49	32.87%	32.87%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$50,451	$—	$50,451	$43,668	$—	$43,668	15.53%	15.53%
Total hotel revenue	$76,556	$—	$76,556	$65,516	$—	$65,516	16.85%	16.85%
Hotel net income (loss)	$13,682	$—	$13,682	$7,028	$—	$7,028	94.68%	94.68%
Hotel net income (loss) margin	17.87%		17.87%	10.73%		10.73%	7.14%	7.14%
Hotel EBITDA	$21,182	$—	$21,182	$15,438	$—	$15,438	37.21%	37.21%
Hotel EBITDA margin	27.67%		27.67%	23.56%		23.56%	4.11%	4.11%
Selected Operating Information:
RevPAR	$1,743.43	$—	$1,743.43	$1,509.07	$—	$1,509.07	15.53%	15.53%
Occupancy	66.47%	—%	66.47%	63.43%	—%	63.43%	4.79%	4.79%
ADR	$2,622.76	$—	$2,622.76	$2,379.28	$—	$2,379.28	10.23%	10.23%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$29,954	$—	$29,954	$28,382	$—	$28,382	5.54%	5.54%
Total hotel revenue	$55,686	$—	$55,686	$54,562	$—	$54,562	2.06%	2.06%
Hotel net income (loss)	$(2,083)	$—	$(2,083)	$(19)	$—	$(19)	(10,863.16)%	(10,863.16)%
Hotel net income (loss) margin	(3.74)%		(3.74)%	(0.03)%		(0.03)%	(3.71)%	(3.71)%
Hotel EBITDA	$16,308	$—	$16,308	$18,057	$—	$18,057	(9.69)%	(9.69)%
Hotel EBITDA margin	29.29%		29.29%	33.09%		33.09%	(3.80)%	(3.80)%
Selected Operating Information:
RevPAR	$522.49	$—	$522.49	$495.06	$—	$495.06	5.54%	5.54%
Occupancy	53.82%	—%	53.82%	57.78%	—%	57.78%	(6.85)%	(6.85)%
ADR	$970.83	$—	$970.83	$856.84	$—	$856.84	13.30%	13.30%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$212,575	$(70,773)	$141,802	$211,529	$(82,516)	$129,013	0.49%	9.91%
Total hotel revenue	$365,236	$(128,854)	$236,382	$373,762	$(155,256)	$218,506	(2.28)%	8.18%
Hotel net income (loss)	$333,537	$(307,040)	$26,497	$39,260	$(24,778)	$14,482	749.56%	82.97%
Hotel net income (loss) margin	91.32%		11.21%	10.50%		6.63%	80.82%	4.58%
Hotel EBITDA	$106,429	$(45,095)	$61,334	$102,417	$(46,621)	$55,796	3.92%	9.93%
Hotel EBITDA margin	29.14%		25.95%	27.40%		25.54%	1.74%	0.41%
Selected Operating Information:
RevPAR	$651.29	$501.86	$764.98	$539.95	$399.80	$695.99	20.62%	9.91%
Occupancy	63.79%	71.02%	58.29%	61.33%	62.81%	59.69%	4.01%	(2.35)%
ADR	$1,020.99	$706.65	$1,312.34	$880.34	$636.50	$1,166.04	15.98%	12.55%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$87,511	$—	$87,511	$125,566	$(45,979)	$79,587	(30.31)%	9.96%
Total hotel revenue	$121,223	$—	$121,223	$169,173	$(56,292)	$112,881	(28.34)%	7.39%
Hotel net income (loss)	$3,532	$19	$3,551	$47,317	$(49,102)	$(1,785)	(92.54)%	298.94%
Hotel net income (loss) margin	2.91%		2.93%	27.97%		(1.58)%	(25.06)%	4.51%
Hotel EBITDA	$31,682	$(53)	$31,629	$41,679	$(16,554)	$25,125	(23.99)%	25.89%
Hotel EBITDA margin	26.14%		26.09%	24.64%		22.26%	1.50%	3.83%
Selected Operating Information:
RevPAR	$198.64	$—	$198.64	$198.20	$239.03	$180.40	0.22%	10.11%
Occupancy	70.93%	—%	70.93%	70.93%	73.46%	69.83%	—%	1.58%
ADR	$280.05	$—	$280.05	$279.43	$325.39	$258.35	0.22%	8.40%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$300,086	$(70,773)	$229,313	$337,095	$(128,495)	$208,600	(10.98)%	9.93%
Total hotel revenue	$486,459	$(128,854)	$357,605	$542,935	$(211,548)	$331,387	(10.40)%	7.91%
Hotel net income (loss)	$337,071	$(307,022)	$30,049	$86,576	$(73,880)	$12,696	289.34%	136.68%
Hotel net income (loss) margin	69.29%		8.40%	15.95%		3.83%	53.34%	4.57%
Hotel EBITDA	$138,111	$(45,148)	$92,963	$144,096	$(63,175)	$80,921	(4.15)%	14.88%
Hotel EBITDA margin	28.39%		26.00%	26.54%		24.42%	1.85%	1.58%
Selected Operating Information:
RevPAR	$391.27	$(501.86)	$366.36	$328.78	$(322.25)	$332.94	19.01%	10.04%
Occupancy	67.89%	(71.02)%	67.19%	67.26%	(67.95)%	66.83%	0.94%	0.54%
ADR	$576.33	$(706.65)	$545.30	$488.80	$(474.25)	$498.21	17.91%	9.45%

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)	Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale.
(4)	Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills.
(5)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$41,184	$—	$41,184
Total hotel revenue	$63,176	$—	$63,176
Hotel net income	$(4,419)	$—	$(4,419)
Hotel net income margin	(6.99)%		(6.99)%
Hotel EBITDA	$15,388	$—	$15,388
Hotel EBITDA margin	24.36%		24.36%
Selected Operating Information:
RevPAR	$201.85	$—	$201.85
Occupancy	73.93%	—%	73.93%
ADR	$273.01	$—	$273.01

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—
Total hotel revenue	$—	$—	$—
Hotel net income	$46	$(46)	$—
Hotel net income margin	—%		—%
Hotel EBITDA	$80	$(80)	$—
Hotel EBITDA margin	—%		—%
Selected Operating Information:
RevPAR	$—	$—	$—
Occupancy	—%	—%	—%
ADR	$—	$—	$—

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$30,286	$—	$30,286
Total hotel revenue	$40,302	$—	$40,302
Hotel net income	$(24,085)	$—	$(24,085)
Hotel net income margin	(59.76)%		(59.76)%
Hotel EBITDA	$10,953	$—	$10,953
Hotel EBITDA margin	27.18%		27.18%
Selected Operating Information:
RevPAR	$199.95	$—	$199.95
Occupancy	70.36%	—%	70.36%
ADR	$284.16	$—	$284.16

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$11,918	$(11,918)	$—
Total hotel revenue	$16,466	$(16,466)	$—
Hotel net income	$5,573	$(5,573)	$—
Hotel net income margin	33.85%		—%
Hotel EBITDA	$3,476	$(3,476)	$—
Hotel EBITDA margin	21.11%		—%
Selected Operating Information:
RevPAR	$641.11	$641.11	$—
Occupancy	62.68%	62.68%	—%
ADR	$1,022.76	$1,022.76	$—

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,276	$(23,276)	$—
Total hotel revenue	$30,611	$(30,611)	$—
Hotel net income	$122,817	$(122,817)	$—
Hotel net income margin	401.22%		—%
Hotel EBITDA	$15,413	$(15,413)	$—
Hotel EBITDA margin	50.35%		—%
Selected Operating Information:
RevPAR	$520.37	$520.37	$—
Occupancy	82.13%	82.13%	—%
ADR	$633.62	$633.62	$—

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$7,745	$(7,745)	$—
Total hotel revenue	$10,361	$(10,361)	$—
Hotel net income	$(21,942)	$21,942	$—
Hotel net income margin	(211.77)%		—%
Hotel EBITDA	$2,346	$(2,346)	$—
Hotel EBITDA margin	22.64%		—%
Selected Operating Information:
RevPAR	$338.48	$338.48	$—
Occupancy	51.15%	51.15%	—%
ADR	$661.69	$661.69	$—

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$18,495	$(18,495)	$—
Total hotel revenue	$33,641	$(33,641)	$—
Hotel net income	$17,413	$(17,413)	$—
Hotel net income margin	51.76%		—%
Hotel EBITDA	$9,452	$(9,452)	$—
Hotel EBITDA margin	28.10%		—%
Selected Operating Information:
RevPAR	$404.33	$404.33	$—
Occupancy	49.25%	49.25%	—%
ADR	$820.93	$820.93	$—

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$30,707	$—	$30,707
Total hotel revenue	$41,355	$—	$41,355
Hotel net income	$8,726	$—	$8,726
Hotel net income margin	21.10%		21.10%
Hotel EBITDA	$14,074	$—	$14,074
Hotel EBITDA margin	34.03%		34.03%
Selected Operating Information:
RevPAR	$168.60	$—	$168.60
Occupancy	67.48%	—%	67.48%
ADR	$249.85	$—	$249.85

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
THE CLANCY
Selected Financial Information:
Rooms revenue	$4,296	$(4,296)	$—
Total hotel revenue	$5,032	$(5,032)	$—
Hotel net income	$42,704	$(42,704)	$—
Hotel net income margin	848.65%		—%
Hotel EBITDA	$1,557	$(1,557)	$—
Hotel EBITDA margin	30.94%		—%
Selected Operating Information:
RevPAR	$291.44	$291.44	$—
Occupancy	72.62%	72.62%	—%
ADR	$401.34	$401.34	$—

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$35,330	$(35,330)	$—
Total hotel revenue	$87,413	$(87,413)	$—
Hotel net income	$163,426	$(163,426)	$—
Hotel net income margin	186.96%		—%
Hotel EBITDA	$26,954	$(26,954)	$—
Hotel EBITDA margin	30.84%		—%
Selected Operating Information:
RevPAR	$449.29	$449.29	$—
Occupancy	73.24%	73.24%	—%
ADR	$613.42	$613.42	$—

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$30,457	$—	$30,457
Total hotel revenue	$54,936	$—	$54,936
Hotel net income	$(7,563)	$—	$(7,563)
Hotel net income margin	(13.77)%		(13.77)%
Hotel EBITDA	$7,972	$—	$7,972
Hotel EBITDA margin	14.51%		14.51%
Selected Operating Information:
RevPAR	$455.99	$—	$455.99
Occupancy	48.52%	—%	48.52%
ADR	$939.77	$—	$939.77

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$—	$—	$—
Total hotel revenue	$—	$—	$—
Hotel net income	$144	$(144)	$—
Hotel net income margin	—%		—%
Hotel EBITDA	$53	$(53)	$—
Hotel EBITDA margin	—%		—%
Selected Operating Information:
RevPAR	$—	$—	$—
Occupancy	—%	—%	—%
ADR	$—	$—	$—

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$46,493	$—	$46,493
Total hotel revenue	$75,775	$—	$75,775
Hotel net income	$19,964	$—	$19,964
Hotel net income margin	26.35%		26.35%
Hotel EBITDA	$18,822	$—	$18,822
Hotel EBITDA margin	24.84%		24.84%
Selected Operating Information:
RevPAR	$707.66	$—	$707.66
Occupancy	63.11%	—%	63.11%
ADR	$1,121.39	$—	$1,121.39

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$9,948	$—	$9,948
Total hotel revenue	$12,308	$—	$12,308
Hotel net income	$(10,638)	$—	$(10,638)
Hotel net income margin	(86.43)%		(86.43)%
Hotel EBITDA	$(3,310)	$—	$(3,310)
Hotel EBITDA margin	(26.89)%		(26.89)%
Selected Operating Information:
RevPAR	$192.84	$—	$192.84
Occupancy	53.60%	—%	53.60%
ADR	$359.81	$—	$359.81

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$68,060	$—	$68,060
Total hotel revenue	$102,163	$—	$102,163
Hotel net income	$16,981	$—	$16,981
Hotel net income margin	16.62%		16.62%
Hotel EBITDA	$28,250	$—	$28,250
Hotel EBITDA margin	27.65%		27.65%
Selected Operating Information:
RevPAR	$1,759.11	$—	$1,759.11
Occupancy	65.43%	—%	65.43%
ADR	$2,688.42	$—	$2,688.42

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$41,601	$—	$41,601
Total hotel revenue	$80,397	$—	$80,397
Hotel net income (loss)	$1,428	$—	$1,428
Hotel net income (loss) margin	1.78%		1.78%
Hotel EBITDA	$26,271	$—	$26,271
Hotel EBITDA margin	32.68%		32.68%
Selected Operating Information:
RevPAR	$542.74	$—	$542.74
Occupancy	57.25%	—%	57.25%
ADR	$947.95	$—	$947.95

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$283,375	$(96,764)	$186,611
Total hotel revenue	$491,763	$(178,492)	$313,271
Hotel net income	$318,143	$(287,333)	$30,810
Hotel net income margin	64.69%		9.83%
Hotel EBITDA	$139,036	$(57,721)	$81,315
Hotel EBITDA margin	28.27%		25.96%
Selected Operating Information:
RevPAR	$618.17	$459.52	$752.97
Occupancy	61.80%	66.59%	57.73%
ADR	$1,000.31	$690.10	$1,304.33

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$116,421	$(4,296)	$112,125
Total hotel revenue	$162,173	$(5,032)	$157,141
Hotel net income	$12,432	$(42,848)	$(30,416)
Hotel net income margin	7.67%		(19.36)%
Hotel EBITDA	$38,715	$(1,610)	$37,105
Hotel EBITDA margin	23.87%		23.61%
Selected Operating Information:
RevPAR	$192.76	$291.44	$190.29
Occupancy	69.32%	72.62%	69.24%
ADR	$278.06	$401.34	$274.83

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$399,796	$(101,060)	$298,736
Total hotel revenue	$653,936	$(183,524)	$470,412
Hotel net income	$330,575	$(330,181)	$394
Hotel net income margin	50.55%		0.08%
Hotel EBITDA	$177,751	$(59,331)	$118,420
Hotel EBITDA margin	27.18%		25.17%
Selected Operating Information:
RevPAR	$376.32	$448.52	$356.89
Occupancy	66.08%	66.98%	65.83%
ADR	$569.53	$669.62	$542.12

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)	Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale.
(4)	Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills.
(5)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026	2026	2026	2026	2026	2026	2026	2025	2025	2025
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$102,697	$(7,461)	$95,236	$172,138	$(49,914)	$122,224	$211,626	$(71,479)	$140,147	$167,475	$(54,670)	$112,805
Hotel net income (loss)	$258,085	$(259,857)	$(1,772)	$34,753	$(27,402)	$7,351	$44,233	$(19,763)	$24,470	$(6,496)	$(23,159)	$(29,655)
Hotel net income (loss) margin	251.31%		(1.86)%	20.19%		6.01%	20.90%		17.46%	(3.88)%		(26.29)%
Hotel EBITDA	$14,696	$(1,783)	$12,913	$47,952	$(15,971)	$31,981	$75,463	$(27,394)	$48,069	$39,640	$(14,183)	$25,457
Hotel EBITDA margin	14.31%		13.56%	27.86%		26.17%	35.66%		34.30%	23.67%		22.57%

Hotel net income (loss) % of total TTM	78.1%		(449.8)%	10.5%		1,865.7%	13.4%		6,210.7%	(2.0)%		(7,526.6)%
EBITDA % of total TTM	8.2%		10.8%	27.0%		27.0%	42.5%		40.6%	22.3%		21.6%

JV interests in Hotel net income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10	$(21)	$(11)
JV interests in EBITDA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$857	$(18)	$839

	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
	TTM	TTM	TTM
Total hotel revenue	$653,936	$(183,524)	$470,412
Hotel net income (loss)	$330,575	$(330,181)	$394
Hotel net income (loss) margin	50.55%		0.08%
Hotel EBITDA	$177,751	$(59,331)	$118,420
Hotel EBITDA margin	27.18%		25.17%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$10	$(21)	$(11)
JV interests in EBITDA	$857	$(18)	$839

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

September 30, 2026

(in thousands, except share price)

(unaudited)

September 30, 2026
Common stock shares outstanding	68,679
Partnership units outstanding (common stock equivalents)	4,592
Combined common stock shares and partnership units outstanding	73,271
Common stock price	$1.67
Market capitalization	$122,363
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$203,753
Series M redeemable preferred stock	$31,750
Indebtedness	$624,414
Net working capital (see below)	$193,432
Total enterprise value (TEV)	$1,292,662

Cash and cash equivalents	$99,479
Restricted cash	$48,598
Accounts receivable, net	$26,729
Inventory	$3,153
Prepaid expenses	$4,393
Due from third-party hotel managers, net	$15,881
Total current assets	$198,233

Accounts payable, net & accrued expenses	$145,072
Redeemable preferred stock redemptions payable	$63,480
Dividends and distributions payable	$3,780
Due to affiliates, net	$179,333
Total current liabilities	$391,665

Net working capital	$(193,432)

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2026
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Sofitel Chicago Magnificent Mile	415				x
Total		0	0	0	1

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2026 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	2026	2026	2026	2025	September 30, 2026
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$258,085	$34,753	$44,233	$(6,496)	$330,575
Non-property adjustments	(259,922)	(17,393)	(46)	12,472	(264,889)
Interest income	(257)	(254)	(240)	(292)	(1,043)
Interest expense	5,957	6,668	7,103	7,587	27,315
Amortization of loan costs	470	379	390	623	1,862
Depreciation and amortization	16,610	21,433	22,579	22,659	83,281
Income tax expense (benefit)	(7,918)	1,132	797	1,442	(4,547)
Non-hotel EBITDA ownership expense	1,671	1,234	647	1,645	5,197
Hotel EBITDA including amounts attributable to noncontrolling interest	14,696	47,952	75,463	39,640	177,751
Non-comparable adjustments	(1,783)	(15,971)	(27,394)	(14,183)	(59,331)
Comparable hotel EBITDA	$12,913	$31,981	$48,069	$25,457	$118,420

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Resort Scottsdale	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,937)	$6	$3,472	$13,469	$109,568	$(6,495)	$(103)	$2,656	$(57)	$143,447	$230	$22	$5,682	$(2,050)	$(1,543)	$(7,282)	$258,085	$(507,469)	$(249,384)
Non-property adjustments	17	—	—	(13,616)	(108,742)	6,337	459	—	54	(144,431)	—	—	—	—	—	—	(259,922)	259,922	—
Interest income	(73)	—	(8)	—	—	—	—	(37)	—	(1)	(1)	—	(75)	—	(17)	(45)	(257)	257	—
Interest expense	2,099	—	—	—	—	—	—	—	—	17	769	—	—	—	—	3,072	5,957	8,568	14,525
Amortization of loan cost	162	—	—	—	—	—	—	—	—	—	83	—	—	—	—	225	470	1,208	1,678
Depreciation and amortization	2,695	—	1,127	73	148	98	—	1,243	—	306	2,747	—	1,400	1,666	2,166	2,941	16,610	1	16,611
Income tax expense (benefit)	(87)	—	—	—	—	—	—	5	—	—	—	—	(7,943)	—	107	—	(7,918)	(1,838)	(9,756)
Non-hotel EBITDA ownership expense	—	—	149	55	42	—	—	11	3	1,124	232	—	23	25	7	—	1,671	(1,671)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	1,876	6	4,740	(19)	1,016	(60)	356	3,878	—	462	4,060	22	(913)	(359)	720	(1,089)	14,696	(241,022)	(226,326)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$1,876	$6	$4,740	$(19)	$1,016	$(60)	$356	$3,878	$—	$462	$4,060	$22	$(913)	$(359)	$720	$(1,089)	$14,696	$(241,022)	$(226,326)
Non-comparable adjustments	—	(6)	—	19	(1,016)	60	(356)	—	—	(462)	—	(22)	—	—	—	—	(1,783)
Comparable hotel EBITDA	$1,876	$—	$4,740	$—	$—	$—	$—	$3,878	$—	$—	$4,060	$—	$(913)	$(359)	$720	$(1,089)	$12,913
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$6	$—	$(19)	$1,016	$(60)	$356	$—	$—	$462	$4,060	$—	$(913)	$—	$720	$(1,089)	$4,539
Non-comparable adjustments	—	(6)	—	19	(1,016)	60	(356)	—	—	(462)	—	—	—	—	—	—	(1,761)
Comparable hotel EBITDA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,060	$—	$(913)	$—	$720	$(1,089)	$2,778
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$1,876	$—	$4,740	$—	$—	$—	$—	$3,878	$—	$—	$—	$22	$—	$(359)	$—	$—	$10,157
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(22)	—	—	—	—	(22)
Comparable hotel EBITDA	$1,876	$—	$4,740	$—	$—	$—	$—	$3,878	$—	$—	$—	$—	$—	$(359)	$—	$—	$10,135

COMPARABLE HOTEL EBITDA BY LOAN POOL

(in thousands)

(unaudited)

	Three Months Ended September 30, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$1,876	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,876
JPMorgan Chase (see footnote 3)	—	—	4,740	—	—	—	—	3,878	—	—	—	—	—	—	720	—	9,338
BAML	—	—	—	—	—	—	—	—	—	—	—	—	(913)	—	—	—	(913)
BAML (The Ritz-Carlton Lake Tahoe) (see footnote 4)	—	—	—	—	—	—	—	—	—	—	4,060	—	—	—	—	—	4,060
Aareal (Four Seasons Resort Scottsdale) (see footnote 5)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,089)	(1,089)
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(359)	—	—	(359)
Total	$1,876	$—	$4,740	$—	$—	$—	$—	$3,878	$—	$—	$4,060	$—	$(913)	$(359)	$720	$(1,089)	$12,913

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)	This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)	On October 13, 2026, we amended this mortgage loan, extending the maturity date from October 2026 to November 2026. On October 30, 2026, we refinanced this mortgage loan into a new $60.0 million mortgage loan with an additional $15.0 million available to be drawn subject to certain conditions. The new mortgage loan is interest only and bears interest at a rate of SOFR + 2.65% with a floor of 5.30%, has a three-year initial term, and two one-year extension options, subject to satisfaction of certain conditions.
(5)	As of September 30, 2026, this property was held for sale. The sale of the property closed on October 28, 2026.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Resort Scottsdale	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,633	$—	$2,556	$1,131	$3,912	$1,012	$14,657	$3,910	$(18)	$6,677	$(4,772)	$31	$2,178	$(1,899)	$4,482	$(737)	$34,753	$(27,811)	$6,942
Non-property adjustments	2	—	—	—	—	—	(17,398)	—	3	—	—	—	—	—	—	—	(17,393)	17,393	—
Interest income	(48)	—	(3)	—	—	—	—	(33)	—	(40)	(3)	—	(71)	—	(15)	(41)	(254)	254	—
Interest expense	2,067	—	—	—	—	—	702	—	—	119	757	—	—	—	—	3,023	6,668	11,402	18,070
Amortization of loan cost	158	—	—	—	—	—	—	—	—	—	—	—	—	—	—	221	379	2,064	2,443
Depreciation and amortization	2,721	—	1,111	784	359	740	1,243	1,331	—	1,881	2,678	—	1,460	2,027	2,194	2,904	21,433	—	21,433
Income tax expense (benefit)	88	—	—	—	—	—	—	6	—	—	—	—	727	—	311	—	1,132	1,349	2,481
Non-hotel EBITDA ownership expense	—	—	167	111	8	12	310	(1)	15	(280)	222	—	584	45	17	24	1,234	(1,234)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,621	—	3,831	2,026	4,279	1,764	(486)	5,213	—	8,357	(1,118)	31	4,878	173	6,989	5,394	47,952	3,417	51,369
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$6,621	$—	$3,831	$2,026	$4,279	$1,764	$(486)	$5,213	$—	$8,357	$(1,118)	$31	$4,878	$173	$6,989	$5,394	$47,952	$3,417	$51,369
Non-comparable adjustments	—	—	—	(2,026)	(4,279)	(1,764)	486	—	—	(8,357)	—	(31)	—	—	—	—	(15,971)
Comparable hotel EBITDA	$6,621	$—	$3,831	$—	$—	$—	$—	$5,213	$—	$—	$(1,118)	$—	$4,878	$173	$6,989	$5,394	$31,981
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$—	$—	$2,026	$4,279	$1,764	$(486)	$—	$—	$8,357	$(1,118)	$—	$4,878	$—	$6,989	$5,394	$32,083
Non-comparable adjustments	—	—	—	(2,026)	(4,279)	(1,764)	486	—	—	(8,357)	—	—	—	—	—	—	(15,940)
Comparable hotel EBITDA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1,118)	$—	$4,878	$—	$6,989	$5,394	$16,143
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,621	$—	$3,831	$—	$—	$—	$—	$5,213	$—	$—	$—	$31	$—	$173	$—	$—	$15,869
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(31)	—	—	—	—	(31)
Comparable hotel EBITDA	$6,621	$—	$3,831	$—	$—	$—	$—	$5,213	$—	$—	$—	$—	$—	$173	$—	$—	$15,838

COMPARABLE HOTEL EBITDA BY LOAN POOL

(in thousands)

(unaudited)

	Three Months Ended June 30, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$6,621	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,621
JPMorgan Chase (see footnote 3)	—	—	3,831	—	—	—	—	5,213	—	—	—	—	—	—	6,989	—	16,033
BAML	—	—	—	—	—	—	—	—	—	—	—	—	4,878	—	—	—	4,878
BAML (The Ritz-Carlton Lake Tahoe) (see footnote 4)	—	—	—	—	—	—	—	—	—	—	(1,118)	—	—	—	—	—	(1,118)
Aareal (Four Seasons Resort Scottsdale) (see footnote 5)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,394	5,394
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	173	—	—	173
Total	$6,621	$—	$3,831	$—	$—	$—	$—	$5,213	$—	$—	$(1,118)	$—	$4,878	$173	$6,989	$5,394	$31,981

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)	This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)	On October 13, 2026, we amended this mortgage loan, extending the maturity date from October 2026 to November 2026. On October 30, 2026, we refinanced this mortgage loan into a new $60.0 million mortgage loan with an additional $15.0 million available to be drawn subject to certain conditions. The new mortgage loan is interest only and bears interest at a rate of SOFR + 2.65% with a floor of 5.30%, has a three-year initial term, and two one-year extension options, subject to satisfaction of certain conditions.
(5)	As of September 30, 2026, this property was held for sale. The sale of the property closed on October 28, 2026.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Resort Scottsdale	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,225)	$—	$275	$(569)	$6,051	$(1,106)	$5,593	$214	$3	$9,791	$2,019	$—	$9,562	$(3,054)	$10,743	$5,936	$44,233	$(26,199)	$18,034
Non-property adjustments	(43)	—	—	—	—	—	—	—	(3)	—	—	—	—	—	—	—	(46)	46	—
Interest income	(42)	—	(1)	—	—	—	—	(30)	—	(45)	(2)	—	(70)	—	(13)	(37)	(240)	240	—
Interest expense	2,055	—	—	—	—	—	1,154	—	—	135	752	—	—	—	—	3,007	7,103	11,683	18,786
Amortization of loan cost	154	—	—	—	—	—	—	—	—	—	20	—	—	—	—	216	390	2,019	2,409
Depreciation and amortization	2,759	—	1,094	787	376	764	2,190	1,404	—	2,143	2,716	—	1,448	1,863	2,154	2,881	22,579	—	22,579
Income tax expense (benefit)	—	—	—	—	—	—	—	4	—	—	—	—	214	—	579	—	797	620	1,417
Non-hotel EBITDA ownership expense	1	—	8	117	6	19	3	1	—	(15)	274	—	4	219	10	—	647	(647)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,659	—	1,376	335	6,433	(323)	8,940	1,593	—	12,009	5,779	—	11,158	(972)	13,473	12,003	75,463	(12,238)	63,225
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	31	31
Hotel EBITDA attributable to the Company and OP unitholders	$3,659	$—	$1,376	$335	$6,433	$(323)	$8,940	$1,593	$—	$12,009	$5,779	$—	$11,158	$(972)	$13,473	$12,003	$75,463	$(12,207)	$63,256
Non-comparable adjustments	—	—	—	(335)	(6,433)	323	(8,940)	—	—	(12,009)	—	—	—	—	—	—	(27,394)
Comparable hotel EBITDA	$3,659	$—	$1,376	$—	$—	$—	$—	$1,593	$—	$—	$5,779	$—	$11,158	$(972)	$13,473	$12,003	$48,069
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$—	$—	$335	$6,433	$(323)	$8,940	$—	$—	$12,009	$5,779	$—	$11,158	$—	$13,473	$12,003	$69,807
Non-comparable adjustments	—	—	—	(335)	(6,433)	323	(8,940)	—	—	(12,009)	—	—	—	—	—	—	(27,394)
Comparable hotel EBITDA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,779	$—	$11,158	$—	$13,473	$12,003	$42,413
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,659	$—	$1,376	$—	$—	$—	$—	$1,593	$—	$—	$—	$—	$—	$(972)	$—	$—	$5,656
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,659	$—	$1,376	$—	$—	$—	$—	$1,593	$—	$—	$—	$—	$—	$(972)	$—	$—	$5,656

COMPARABLE HOTEL EBITDA BY LOAN POOL

(in thousands)

(unaudited)

	Three Months Ended March 31, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Resort Scottsdale	Hotel Total
Aareal (Capital Hilton)	$3,659	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,659
JPMorgan Chase (see footnote 3)	—	—	1,376	—	—	—	—	1,593	—	—	—	—	—	—	13,473	—	16,442
BAML	—	—	—	—	—	—	—	—	—	—	—	—	11,158	—	—	—	11,158
BAML (The Ritz-Carlton Lake Tahoe) (see footnote 4)	—	—	—	—	—	—	—	—	—	—	5,779	—	—	—	—	—	5,779
Aareal (Four Seasons Resort Scottsdale) (see footnote 5)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12,003	12,003
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(972)	—	—	(972)
Total	$3,659	$—	$1,376	$—	$—	$—	$—	$1,593	$—	$—	$5,779	$—	$11,158	$(972)	$13,473	$12,003	$48,069

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)	This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)	On October 13, 2026, we amended this mortgage loan, extending the maturity date from October 2026 to November 2026. On October 30, 2026, we refinanced this mortgage loan into a new $60.0 million mortgage loan with an additional $15.0 million available to be drawn subject to certain conditions. The new mortgage loan is interest only and bears interest at a rate of SOFR + 2.65% with a floor of 5.30%, has a three-year initial term, and two one-year extension options, subject to satisfaction of certain conditions.
(5)	As of September 30, 2026, this property was held for sale. The sale of the property closed on October 28, 2026.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Resort Scottsdale	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,890)	$40	$(30,388)	$(8,458)	$3,286	$(15,353)	$(2,734)	$1,946	$42,776	$3,511	$(5,040)	$91	$2,542	$(3,635)	$3,299	$3,511	$(6,496)	$(30,468)	$(36,964)
Non-property adjustments	3	—	30,256	8,672	—	15,564	—	—	(41,730)	(129)	(67)	(97)	—	—	—	—	12,472	(12,472)	—
Interest income	(44)	(14)	(3)	—	—	—	—	(31)	(25)	(39)	(3)	—	(77)	—	(10)	(46)	(292)	292	—
Interest expense	2,191	—	—	—	—	—	1,237	—	—	135	804	—	—	—	—	3,220	7,587	12,943	20,530
Amortization of loan cost	150	—	—	—	—	—	—	—	—	—	58	—	—	—	—	415	623	2,010	2,633
Depreciation and amortization	2,805	—	1,084	766	379	721	2,165	1,391	509	2,171	2,772	—	1,448	1,447	2,130	2,871	22,659	—	22,659
Income tax expense (benefit)	8	—	—	—	—	—	—	63	—	—	—	—	(244)	—	1,615	—	1,442	63	1,505
Non-hotel EBITDA ownership expense	9	48	57	154	20	33	(26)	21	27	477	727	6	30	36	34	(8)	1,645	(1,645)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,232	74	1,006	1,134	3,685	965	642	3,390	1,557	6,126	(749)	—	3,699	(2,152)	7,068	9,963	39,640	(29,277)	10,363
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(839)	(18)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(857)	857	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	56	56
Hotel EBITDA attributable to the Company and OP unitholders	$2,393	$56	$1,006	$1,134	$3,685	$965	$642	$3,390	$1,557	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$38,783	$(28,364)	$10,419
Non-comparable adjustments	—	(74)	—	(1,134)	(3,685)	(965)	(642)	—	(1,557)	(6,126)	—	—	—	—	—	—	(14,183)
Comparable hotel EBITDA	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$—	$—	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$25,457
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$74	$—	$1,134	$3,685	$965	$642	$—	$—	$6,126	$(749)	$—	$3,699	$—	$7,068	$9,963	$32,607
Non-comparable adjustments	—	(74)	—	(1,134)	(3,685)	(965)	(642)	—	—	(6,126)	—	—	—	—	—	—	(12,626)
Comparable hotel EBITDA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(749)	$—	$3,699	$—	$7,068	$9,963	$19,981
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$1,557	$—	$—	$—	$—	$(2,152)	$—	$—	$7,033
Non-comparable adjustments	—	—	—	—	—	—	—	—	(1,557)	—	—	—	—	—	—	—	(1,557)
Comparable hotel EBITDA	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$—	$—	$—	$—	$—	$(2,152)	$—	$—	$5,476

COMPARABLE HOTEL EBITDA BY LOAN POOL

(in thousands)

(unaudited)

	Three Months Ended December 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Resort Scottsdale	Hotel Total
Aareal (Capital Hilton)	$3,232	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,232
JPMorgan Chase (see footnote 3)	—	—	1,006	—	—	—	—	3,390	—	—	—	—	—	—	7,068	—	11,464
BAML	—	—	—	—	—	—	—	—	—	—	—	—	3,699	—	—	—	3,699
BAML (The Ritz-Carlton Lake Tahoe) (see footnote 4)	—	—	—	—	—	—	—	—	—	—	(749)	—	—	—	—	—	(749)
Aareal (Four Seasons Resort Scottsdale) (see footnote 5)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,963	9,963
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,152)	—	—	(2,152)
Total	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$—	$—	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$25,457

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)	This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)	On October 13, 2026, we amended this mortgage loan, extending the maturity date from October 2026 to November 2026. On October 30, 2026, we refinanced this mortgage loan into a new $60.0 million mortgage loan with an additional $15.0 million available to be drawn subject to certain conditions. The new mortgage loan is interest only and bears interest at a rate of SOFR + 2.65% with a floor of 5.30%, has a three-year initial term, and two one-year extension options, subject to satisfaction of certain conditions.
(5)	As of September 30, 2026, this property was held for sale. The sale of the property closed on October 28, 2026.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Resort Scottsdale	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,996)	$1,190	$1,512	$1,167	$1,140	$537	$(1,134)	$896	$853	$(1,211)	$(48)	$43,113	$(1,731)	$(2,251)	$(1,650)	$(5,622)	$33,765	$(29,042)	$4,723
Non-property adjustments	22	73	—	—	—	—	—	—	—	—	—	(41,043)	—	—	—	364	(40,584)	40,584	—
Interest income	(52)	(1)	(24)	—	—	—	—	(34)	(75)	(39)	(3)	(11)	(96)	—	(10)	(55)	(400)	400	—
Interest expense	2,282	—	—	—	—	—	1,295	—	—	135	840	8	—	—	—	3,133	7,693	14,769	22,462
Amortization of loan cost	147	—	—	—	35	—	—	—	—	—	38	—	—	—	—	309	529	2,197	2,726
Depreciation and amortization	2,819	—	1,095	766	401	656	1,859	1,380	1,372	2,308	2,487	672	1,384	1,106	2,069	2,790	23,164	—	23,164
Income tax expense (benefit)	73	—	—	—	—	—	—	5	—	—	—	—	(19)	—	(60)	—	(1)	(647)	(648)
Non-hotel EBITDA ownership expense	68	124	123	125	10	12	22	1	6	480	327	20	4	38	(1)	37	1,396	(1,396)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,363	1,386	2,706	2,058	1,586	1,205	2,042	2,248	2,156	1,673	3,641	2,759	(458)	(1,107)	348	956	25,562	26,865	52,427
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(590)	(347)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(937)	937	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$1,773	$1,039	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$2,156	$1,673	$3,641	$2,759	$(458)	$(1,107)	$348	$956	$24,625	$27,802	$52,427
Non-comparable adjustments	—	(1,386)	—	(2,058)	(1,586)	(1,205)	(2,042)	—	(2,156)	(1,673)	—	(2,759)	—	—	—	—	(14,865)
Comparable hotel EBITDA	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$—	$—	$3,641	$—	$(458)	$(1,107)	$348	$956	$10,697
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$1,386	$—	$2,058	$1,586	$1,205	$2,042	$—	$—	$1,673	$3,641	$—	$(458)	$—	$348	$956	$14,437
Non-comparable adjustments	—	(1,386)	—	(2,058)	(1,586)	(1,205)	(2,042)	—	—	(1,673)	—	—	—	—	—	—	(9,950)
Comparable hotel EBITDA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,641	$—	$(458)	$—	$348	$956	$4,487
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$2,156	$—	$—	$2,759	$—	$(1,107)	$—	$—	$11,125
Non-comparable adjustments	—	—	—	—	—	—	—	—	(2,156)	—	—	(2,759)	—	—	—	—	(4,915)
Comparable hotel EBITDA	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$—	$—	$—	$—	$—	$(1,107)	$—	$—	$6,210

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Nine Months Ended September 30, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Resort Scottsdale	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,529)	$6	$6,303	$14,031	$119,531	$(6,589)	$20,147	$6,780	$(72)	$159,915	$(2,523)	$53	$17,422	$(7,003)	$13,682	$(2,083)	$337,071	$(561,479)	$(224,408)
Non-property adjustments	(24)	—	—	(13,616)	(108,742)	6,337	(16,939)	—	54	(144,431)	—	—	—	—	—	—	(277,361)	277,361	—
Interest income	(163)	—	(12)	—	—	—	—	(100)	—	(86)	(6)	—	(216)	—	(45)	(123)	(751)	751	—
Interest expense	6,221	—	—	—	—	—	1,856	—	—	271	2,278	—	—	—	—	9,102	19,728	31,655	51,383
Amortization of loan cost	474	—	—	—	—	—	—	—	—	—	103	—	—	—	—	662	1,239	5,289	6,528
Depreciation and amortization	8,175	—	3,332	1,644	883	1,602	3,433	3,978	—	4,330	8,141	—	4,308	5,556	6,514	8,726	60,622	1	60,623
Income tax expense (benefit)	1	—	—	—	—	—	—	15	—	—	—	—	(7,002)	—	997	—	(5,989)	131	(5,858)
Non-hotel EBITDA ownership expense	1	—	324	283	56	31	313	11	18	829	728	—	611	289	34	24	3,552	(3,552)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	12,156	6	9,947	2,342	11,728	1,381	8,810	10,684	—	20,828	8,721	53	15,123	(1,158)	21,182	16,308	138,111	(249,843)	(111,732)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	31	31
Hotel EBITDA attributable to the Company and OP unitholders	$12,156	$6	$9,947	$2,342	$11,728	$1,381	$8,810	$10,684	$—	$20,828	$8,721	$53	$15,123	$(1,158)	$21,182	$16,308	$138,111	$(249,812)	$(111,701)
Non-comparable adjustments	—	(6)	—	(2,342)	(11,728)	(1,381)	(8,810)	—	—	(20,828)	—	(53)	—	—	—	—	(45,148)
Comparable hotel EBITDA	$12,156	$—	$9,947	$—	$—	$—	$—	$10,684	$—	$—	$8,721	$—	$15,123	$(1,158)	$21,182	$16,308	$92,963
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$6	$—	$2,342	$11,728	$1,381	$8,810	$—	$—	$20,828	$8,721	$—	$15,123	$—	$21,182	$16,308	$106,429
Non-comparable adjustments	—	(6)	—	(2,342)	(11,728)	(1,381)	(8,810)	—	—	(20,828)	—	—	—	—	—	—	(45,095)
Comparable hotel EBITDA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$8,721	$—	$15,123	$—	$21,182	$16,308	$61,334
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$12,156	$—	$9,947	$—	$—	$—	$—	$10,684	$—	$—	$—	$53	$—	$(1,158)	$—	$—	$31,682
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(53)	—	—	—	—	(53)
Comparable hotel EBITDA	$12,156	$—	$9,947	$—	$—	$—	$—	$10,684	$—	$—	$—	$—	$—	$(1,158)	$—	$—	$31,629

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Nine Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz- Carlton Sarasota	The Ritz- Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz- Carlton St. Thomas	Cameo Beverly Hills	The Ritz- Carlton Reserve Dorado Beach	Four Seasons Resort Scottsdale	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,832)	$1,076	$1,727	$898	$9,183	$258	$1,251	$4,109	$3,315	$12,112	$(1,811)	$45,787	$9,283	$(4,789)	$7,028	$(19)	$86,576	$(78,022)	$8,554
Non-property adjustments	2	73	—	—	—	—	—	—	—	—	—	(41,043)	—	—	866	364	(39,738)	39,738	—
Interest income	(125)	(10)	(27)	—	—	—	—	(91)	(210)	(109)	(15)	(68)	(288)	—	(27)	(159)	(1,129)	1,129	—
Interest expense	6,772	—	—	—	—	—	3,843	—	—	421	2,527	48	—	—	1,031	8,817	23,459	44,372	67,831
Amortization of loan cost	430	—	—	—	103	—	—	—	—	—	100	—	—	—	135	810	1,578	5,967	7,545
Depreciation and amortization	8,682	—	3,318	2,238	1,209	1,819	4,963	4,009	4,565	6,309	7,616	4,119	4,131	2,673	6,067	8,201	69,919	—	69,919
Income tax expense (benefit)	123	—	—	—	—	—	—	16	—	—	—	—	(131)	—	307	—	315	159	474
Non-hotel EBITDA ownership expense	578	177	196	431	47	15	60	50	11	254	880	30	9	304	31	43	3,116	(3,116)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	13,630	1,316	5,214	3,567	10,542	2,092	10,117	8,093	7,681	18,987	9,297	8,873	13,004	(1,812)	15,438	18,057	144,096	10,227	154,323
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,408)	(329)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,737)	3,737	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$10,222	$987	$5,214	$3,567	$10,542	$2,092	$10,117	$8,093	$7,681	$18,987	$9,297	$8,873	$13,004	$(1,812)	$15,438	$18,057	$140,359	$13,964	$154,323
Non-comparable adjustments	—	(1,316)	—	(3,567)	(10,542)	(2,092)	(10,117)	—	(7,681)	(18,987)	—	(8,873)	—	—	—	—	(63,175)
Comparable hotel EBITDA	$13,630	$—	$5,214	$—	$—	$—	$—	$8,093	$—	$—	$9,297	$—	$13,004	$(1,812)	$15,438	$18,057	$80,921
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$1,316	$—	$3,567	$10,542	$2,092	$10,117	$—	$—	$18,987	$9,297	$—	$13,004	$—	$15,438	$18,057	$102,417
Non-comparable adjustments	—	(1,316)	—	(3,567)	(10,542)	(2,092)	(10,117)	—	—	(18,987)	—	—	—	—	—	—	(46,621)
Comparable hotel EBITDA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$9,297	$—	$13,004	$—	$15,438	$18,057	$55,796
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$13,630	$—	$5,214	$—	$—	$—	$—	$8,093	$7,681	$—	$—	$8,873	$—	$(1,812)	$—	$—	$41,679
Non-comparable adjustments	—	—	—	—	—	—	—	—	(7,681)	—	—	(8,873)	—	—	—	—	(16,554)
Comparable hotel EBITDA	$13,630	$—	$5,214	$—	$—	$—	$—	$8,093	$—	$—	$—	$—	$—	$(1,812)	$—	$—	$25,125

NOTES:

(1)	The above comparable information assumes the eight hotel properties owned and included in the Company's operations at September 30, 2026, were owned as of the beginning of each of the periods presented.
(2)	Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.